UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

OYO GEOSPACE CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-13601	76-0447780
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12750 South Kirkwood, Suite 200
Stafford, Texas	77477
(Address of Principal Executive Offices)	(Zip Code)

(281) 494-8282

(Registrant’s Telephone Number, Including Area Code)

Item 7 (c). Exhibits.

Exhibit 99.1 Press Release dated July 28, 2003.

Item 12. Results of Operations and Financial Condition.

On July 28, 2003 OYO Geospace Corporation issued a press release reporting its earnings results for the third quarter. The press release is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Dated: July 28, 2003	By:	/s/ James Y’Barbo
James Y’Barbo Treasurer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated July 28, 2003.

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